GE Funds

Supplement Dated May 10, 2006

to Statement of Additional Information dated January 29, 2006

The last paragraph on page 12 is deleted in its entirety and replaced with the following. This change is being made to: (i) replace the definition of Government Securities; (ii) more accurately and flexibly define Government Securities; and (iii) limit the definition to the extent necessary for certain repurchase agreements entered into by the Funds.

“Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Manager1 determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.”

[1]	As used in this SAI, the term “Investment Manager” shall refer to GEAM, the Funds' investment adviser and administrator and Palisade Capital Management, L.L.C., sub-adviser to the Small-Cap Equity Fund.

The first sentence in the Section “Repurchase Agreements and Reverse Repurchase Agreements” on page 15 is deleted in its entirety and replaced with the following. This change is being made to prevent potentially more restrictive, unintended consequences resulting from the former language.

“Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives.”

Please retain this supplement for future reference